                                                                    Exhibit 10.5


                         STRATEGIC ALLIANCE AGREEMENT
                         ----------------------------

THIS  STRATEGIC ALLIANCE AGREEMENT (this "Agreement") is made as of 31 December,
                                          ---------
1996, between NORTHERN TELECOM LIMITED, a Canadian corporation ("NTL"), and
                                                                 ---
ENTRUST TECHNOLOGIES INC., a Maryland corporation ("ETI").
                                                    ---

WHEREAS, pursuant to an asset transfer agreement between NTL and Entrust Technologies Limited of even date (the "NTL Transfer Agreement") and an asset
                                        ----------------------
transfer agreement between Northern Telecom Inc. and ETI of even date, the Entrust Technology (as defined herein) has been transferred to ETI and ETI's Canadian subsidiary, Entrust Technologies Limited; and

WHEREAS, NTL desires to license from Entrust on behalf of itself and the Nortel Subsidiaries (as defined herein) ongoing rights to the Entrust Technology, ETI desires to license from NTL on behalf of itself and its Subsidiaries some intellectual property rights associated with the Entrust Technology, and NTL and ETI desire to cooperate regarding contracting, patent cross-licensing and the exchange of information, all on the terms and subject to the conditions set forth herein;

NOW THEREFORE, NTL and ETI, intending to be legally bound agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

Capitalized terms used in this Agreement are used as defined in this Article I or elsewhere in this Agreement. As used herein:

"Agreement" has the meaning specified in the preamble hereof.
 ---------

"Confidential Information" has the meaning specified in Section 8.02.
 ------------------------

"Entrust" shall mean ETI and all Subsidiaries thereof.
 -------

"Entrust Entity" shall mean either ETI or the applicable Entrust Subsidiary, as
 --------------
the context requires.

"ETI" has the meaning specified in the preamble hereof.
 ---

"Effective Date" means the close of business on the date specified in the
 --------------
preamble hereof.

"Enterprise License" has the meaning specified in Section 3.01.
 ------------------

"Entrust Patents" shall mean all Patents: (i) which are owned or controlled at
 ---------------
any time during the Patent License Term by Entrust or any Entrust Subsidiary; or
(ii) with respect to which, and to the extent to which, Entrust or any Entrust Subsidiary shall at any time during the Patent License Term have the right to grant the licenses and rights which are granted herein by Entrust. The Entrust Patents as of the Effective Date are set forth in Exhibit A of the NTL Transfer Agreement.

"Entrust Products" has the meaning specified in the NTL Transfer Agreement.
 ----------------

"Entrust Technology" has the meaning specified in the NTL Transfer Agreement.
 ------------------

"Field of Activity" shall mean , in respect of each Party, the products and
 -----------------
services forming the business, at the Effective Date, of that Party or any of its Subsidiaries, including new products and services which normally evolve from such products and services.

"Grantee" shall mean either Entrust or Nortel, as the case may be, to which
 -------
licenses are granted under the Patent License.

"Grantor" shall mean the Party granting licenses under the Patent License, as
 -------
well as its Subsidiaries on behalf of which such licenses are granted.

"Licensed Products" shall mean, in respect of each Party, any products which are
 -----------------
within its Field of Activity.

"Licensed Services" shall mean, in respect of each Party, any services which are
 -----------------
within its Field of Activity.

"NTL" has the meaning specified in the preamble hereof.
 ---

"NTL Technology" has the meaning specified in Section 2.01 hereof.
 --------------

"Nortel" shall mean NTL and all Nortel Subsidiaries.
 ------

"Nortel Entity" shall mean either NTL or the applicable Nortel Subsidiary, as
 -------------
the context requires.

"Nortel Patents" shall mean all Patents other than Patents included in NTL
 --------------
Technology: (i) which are owned or controlled at any time during the Patent License Term by Nortel or any Nortel Subsidiary; or (ii) with respect to which, and to the extent to which, Nortel or any Nortel Subsidiary shall at any time during the Patent License Term have the right to grant the licenses and rights which are herein granted by Nortel including through cross licenses or otherwise.

"Nortel Subsidiary" shall mean a Subsidiary of Nortel, excluding ETI and Entrust
 -----------------
Technologies Limited.

"Patent" shall mean any patent (other than a design patent or a design
 ------
registration) and any utility model covering any invention for which a first application was filed in or for any country prior to the termination of the Patent License Term, and shall include any such application in or for a country for which rights under the law of the country are available for compensation for unauthorized use of the invention covered by such application.

"Party" shall mean either NTL or the ETI, as the context requires except with
 -----
respect to Article VIII where "Party" shall refer either to Nortel or Entrust, as the context requires.

"Patent License" has the meaning specified in Section 6.03.
 --------------

"Patent License Term" shall mean that period of time that ETI is a Subsidiary of
 -------------------
NTL.

"Reseller Agreement" has the meaning specified in Section 4.01.
 ------------------

"Source Code License" has the meaning specified in Section 5.01.
 -------------------

"Subsidiary" shall mean: (i) a corporation, company or other entity, in which a
 ----------
Party now or hereafter, owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority), provided, however, that such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or (ii) an entity which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but in which a Party now or hereafter, owns or controls, directly or indirectly, fifty percent (50%) or more of the ownership interest representing the right to make the decisions for such entity, provided, however, that such entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

                                   ARTICLE II
                                 NTL TECHNOLOGY
                                 --------------

Section 2.01 NTL Technology. Entrust shall be entitled to the benefit of the NTL
             --------------
intellectual property licenses specified in Exhibit A (the "NTL Technology") for
                                                            --------------
so long as NTL effectively owns or controls more than fifty percent (50%) of the voting stock or interests in ETI.

Section 2.02. NTL Obligations.  NTL has, to the best of its knowledge, complied
              ----------------
in all material respects with the provisions of the licenses for NTL Technology. NTL shall make all reasonable efforts to perform in all material respects the obligations required to maintain the licenses for the NTL Technology in good standing for their respective terms. NTL shall not make any material change to the licenses for Nortel Technology without the consent of ETI, which shall not be unreasonably withheld. NTL shall make commercially reasonable efforts to acquire for the benefit of Entrust any renewal or extension of NTL a license for Nortel Technology at Entrust's request provided Entrust agrees to pay all costs associated with obtaining such benefit for Entrust. If NTL renews or extends a license for NTL Technology, NTL may, but shall not be required to obtain rights thereunder for the renewal period or extension provisions for the benefit of Entrust.

Section 2.03. ETI Obligations.  Entrust shall comply in all material respects
              ----------------
with the obligations required of it under the licenses for the NTL Technology
for so long as Entrust benefits from those licenses.   ETI shall pay to NTL the
portion of all fees and charges paid by Nortel to obtain continuing rights to the NTL Technology that are reasonably attributable to Entrust's actual use of the NTL Technology.

                                  ARTICLE III
                         NORTEL USE OF ENTRUST PRODUCTS
                         ------------------------------

Section 3.01 Right to Use. ETI, on behalf of Entrust, grants to NTL and its
             ------------
Affiliates (as defined in the Enterprise License) a non-exclusive, fully paid-up, worldwide, perpetual license to use an unlimited number of copies of the Entrust Products subject to the terms and conditions of an agreement to be concluded between NTL and ETI promptly after the Effective Date in substantially the form of the license set forth in Exhibit B (the "Enterprise License") save
                                                     ------------------
as amended to comply with the provisions of this Article III. NTL represents as of the Effective Date that the terms of the Enterprise License are materially similar to the terms of an existing agreement with a third-party licensee of the Entrust Products, except for the terms relating to price and the provisions of
Section 3.02 hereof

Section 3.02 Support.  NTL may contract for support services under the
             -------
Enterprise License. Payments to Entrust for the support services identified in the Enterprise License as of the Effective Date shall be three hundred thousand U.S. dollars (U.S. $300,000.00) for the calendar year 1997 and shall not increase by more than inflation as measured by the Canadian CPI for any one-year renewal period.

Section 3.03 Indemnification.  Notwithstanding any provision of the Enterprise
             -----------------
License:

(a) ETI shall not be required to honour any product warranty or intellectual property indemnity set forth in the Enterprise License, to the extent that such breach of warranty or indemnity relates to a defect in any of the Entrust Products as of the Effective Date or the infringement or misappropriation of any third party rights as incorporated into the Entrust Products as of the Effective Date.

(b) ETI's liability to Nortel arising from or relating to the intellectual property indemnity set forth in the Enterprise License shall not exceed 50% (fifty percent) of the monies paid by Nortel thereunder to a maximum of U.S.$1,000,000 (one million U.S. dollars).

                                   ARTICLE IV
                       NORTEL RESALE OF ENTRUST PRODUCTS
                       ---------------------------------

Section 4.01 Reseller Rights. At NTL's option and upon NTL's request, Entrust
             ---------------
shall promptly enter into a non-exclusive reseller agreement with NTL, on behalf of Nortel, in substantially the form set forth in Exhibit C (the "Reseller
                                                                  --------
Agreement") save as amended to comply with the provisions of this Article IV.
- ---------
NTL represents as of the Effective Date that the terms of the Reseller Agreement are materially similar to the terms of an agreement recently concluded with a third-party reseller of the Entrust Products, except for the provisions of
Section 4.02 hereof. Subject to early termination for material default, such Reseller Agreement shall expire either in three years or when ETI ceases to be a Subsidiary of NTL, whichever event occurs later.

Section 4.02 Most Favoured Treatment. During the life of the Reseller Agreement,
             -----------------------
it is the intention of ETI that the terms of the Reseller Agreement shall be no less favourable to Nortel than the terms in effect with any of Entrust's resellers of Entrust Products at the time the Reseller Agreement is executed.

Section 4.03 Indemnification.  Notwithstanding any provision of the Reseller
             ----------------
Agreement, ETI shall not be required to honour intellectual property indemnity set forth in the Reseller Agreement, to the extent that such breach of representation, warranty, condition or indemnity relates to a defect in any of the Entrust Products as of the Effective Date or the infringement or misappropriation of any third party rights incorporated into the Entrust Products as of the Effective Date.

                                   ARTICLE V
                 NORTEL RIGHTS FOR ENTRUST PRODUCT SOURCE CODE
                 ---------------------------------------------

Section 5.01 Source Code Access. At NTL's option and upon NTL's request, Entrust
             ------------------
shall promptly enter into a non-exclusive Entrust Products source code license with NTL, on behalf of Nortel, in substantially the form set forth in Exhibit D
(the "Source Code License").   NTL represents as of the Effective Date that the
      -------------------
terms of the Source Code License are materially similar to the terms of an agreement recently concluded with a third-party licensee of the source code for the Entrust Products, except that NTL is not required to pay any lump sum royalty and for the provisions of Section 5.02 hereof.

Section 5.02 Most Favoured Treatment.  For so long as ETI remains a Subsidiary
             -----------------------
of NTL, it is the intention of ETI that the terms of the Source Code License be no less favourable to Nortel than the terms then in effect with any of Entrust's source code licensees that receives substantially similar rights taking into account the relative size of the licensee and Entrust's potential benefits.

Section 5.03 Indemnification.  Notwithstanding any provision of the Source Code
             -----------------
License, ETI shall not be required to honour any product warranty or intellectual property indemnity set forth in the Source Code License, to the extent that such breach of warranty or indemnity relates to a defect in any of the Entrust Products as of the Effective Date or the infringement or misappropriation of any third party rights incorporated into the Entrust Products as of the Effective Date.

                                   ARTICLE VI
                             PATENT CROSS LICENSING
                             ----------------------

Section 6.01. ETI Benefit from Cross Licenses.  Subject to the terms and
              --------------------------------
conditions of this Agreement, NTL, to the extent of its legal right to do so, hereby grants to Entrust under the Nortel Patents, a non-transferable, non-assignable, indivisible, non-exclusive, royalty-free, worldwide license for Licensed Products and Licensed Services.

Section 6.02. Nortel Benefit from Cross Licenses.  Subject to the terms and
              -----------------------------------
conditions of this Agreement, Entrust, to the extent of its legal right to do so, hereby grants to Nortel, under the Entrust Patents, an irrevocable, non-transferable, non-assignable, indivisible, non-exclusive, royalty-free, worldwide license for Licensed Products and Licensed Services.

Section 6.03. Extent of Cross Licenses.  The licenses granted pursuant to
              -------------------------
Sections 6.01 and 6.02 (each such license being a "Patent License") include the
                                                   --------------
following rights:

(a) to make, use, lease, sell or otherwise dispose of, maintain and repair, Licensed Products, to license the use of Licensed Products made by or for Grantee, to practice any process involved in the manufacture or use of Licensed Products, and to provide Licensed Services;

(b) to have made Licensed Products by another manufacturer for the use, lease, sale, disposal or transfer by Grantee, but only when both of the following conditions are met:

    (i) the designs, specifications and working drawings for the manufacture of such Licensed Products are furnished by Grantee; and

   (ii) such designs, specifications and working drawings are in sufficient detail that no additional design by the manufacturer is required other than adaptation to the production processes and standards normally used by the manufacturer which change the characteristics of the products only to a negligible extent;

(c) to make and have made, to use and have used, and to maintain machines, tools, materials and other manufacturing instrumentalities, and to use and have used methods and processes, insofar as such machines, tools, materials, other manufacturing instrumentalities, methods and processes are involved in or incidental to the development, manufacture, installation, testing, maintenance or repair of Licensed Products, or to the training of personnel in the use of such Licensed Products; provided, however, that the rights granted in this Section 6.03(c) shall not serve to enlarge the scope of the rights granted in Section 6.03(b);

Section 6.04. Limitations to Patent Licenses.  Nothing contained in a Patent
              --------------------------------
License shall be construed as:

    (a) requiring the filing of any application for a Patent or utility model, or the prosecution, maintenance or defense of any such application;

    (b) the maintenance or defense of any Patent;

    (c) a warranty or representation by Grantor, or admission by Grantee, as to the validity or scope of any Patent;

    (d) a warranty or representation that any manufacture, sale, lease, use, or importation of a Licensed Product, or the provision of any Licensed Service, by Grantee shall be free from infringement of any intellectual property right of Grantor other than those Patents under which and to the extent to which licenses are in force under the Patent License;

    (e) an agreement to bring or prosecute actions or suits against third parties for infringement;

    (f) an obligation to provide any manufacturing or technical information or any support or technical assistance;

    (g) conferring any right to use, in advertising, publicity or otherwise, any name, trade name or trademark, or any contraction, abbreviation or simulation thereof, except as expressly provided herein;

    (h) conferring by implication, estoppel or otherwise upon Grantee any license or other right under any Patent or other intellectual property right, except the licenses and rights expressly granted herein; or

    (i) an obligation upon grantor to make any determination as to the applicability of any Patent to any product, Licensed Product or Licensed Service of Grantee.

Section 6.06 NTL Right to Cross-License.  The licenses granted hereunder do not
             ---------------------------
include for the Grantee the right to grant sublicenses to any third party except as expressly provide in Section 6.03. Notwithstanding the foregoing, NTL shall be entitled to sublicense the Entrust Patents to meet its obligations under its existing Patent cross license agreements. For so long as ETI is an NTL Subsidiary, NTL shall also be entitled, as part of its continuing Patent cross licensing program, to sublicense Entrust Patents under new Patent cross license agreements provided that the rights granted in the Entrust Patents pursuant to any such new Patent cross license agreements do not materially exceed those rights customarily granted under NTL's existing Patent cross license agreements (as of the Effective Date) and ETI obtains the benefit of all Nortel Patents involved.

Section 6.07. Excluded Patents.
              -----------------

(a) Assigned Patents.  It is recognized that Grantor may have entered into or
    -----------------
    may hereafter enter into a contract with, or a subcontract directly for the benefit of, a third party to undertake development work partially or completely financed by such third party and that Grantor may be required under such contract or subcontract (either unconditionally or by reason of any action or inaction thereunder) to assign to such third party its rights to grant, or may now or hereafter be restrained by such third party from granting, licenses to Grantee under Patents arising out of such work or covered by such contract or subcontract. The resulting inability of Grantor to grant the licenses purported to be granted by it under such Patents shall not be considered to be a breach of the Patent License. In such case, upon request by the Grantee, Grantor shall make reasonable efforts to secure rights and licenses for the Grantee from the third-party equivalent to those provided in the Patent License.

(b) Patents Subject to Exclusive Licenses.  ETI acknowledges that NTL may have
    --------------------------------------
    entered into exclusive license arrangements with other corporations or legal entities. The Patent License granted hereunder by NTL does not extend the scope of any such exclusive licenses (including any which NTL is negotiating as of the Effective Date).

Section 6.08. Jointly Owned Patents.  If the grant by Grantor of licenses and
              ----------------------
rights in accordance with the Patent License in respect of Patents made by its employees jointly with third parties is subject by contract or by operation of law to the consent of such third parties or their assignees, upon request of the Grantee, Grantor shall use reasonable efforts to either secure rights and licenses for the Grantee from such third-party equivalent to those provided in the Patent License, or obtain consent from such third parties to grant rights and licenses equivalent to those provided in the Patent License; however, the inability of Grantor to secure such rights or to obtain such consent in spite of the use of reasonable efforts shall not be considered to be a breach of the Patent License. Notwithstanding that such rights or such consent may be subject to the payment of a royalty or other consideration to any such third party as provided for in Section 6.09, and notwithstanding other conditions agreed with the third party, the grant of such licenses and rights shall otherwise be in accordance with the terms and conditions of the Patent License.

Section 6.09. Royalty Obligations.  Licenses and rights, the grant of which by
              --------------------
Grantor or the exercise of which by Grantee would make Grantor liable to third parties for royalties or other payments, shall be granted only upon agreement in writing of the Grantee to pay an appropriate portion of such royalties or make such other payments.

Section 6.10. Patent Information.  Each Party shall, upon written request from
              -------------------
the other Party sufficiently identifying any Patent by country, number and date of issuance, inform such other Party of the extent to which any such Patent is available for licensing under the Patent License. If the license or rights under any such Patent are restricted in scope, or are subject to payments according to Section 6.09, a statement of the nature of any such restrictions or payments shall, on request, be provided within a reasonable time.

Section 6.11.  Duration of Cross Licenses.
               ---------------------------

(a) The Patent License shall commence on the Effective Date hereof (except as provided in Section 6.12) and shall continue for the Patent License Term unless terminated as provided in Article X or Section 6.06. Notwithstanding the expiration of the Patent License Term, the rights and licenses granted hereunder shall continue for the entire terms that the Entrust Patents or the NTL Patents, as the case may be, are in force or for that part of such terms for which the Grantor has the right to grant such rights and licenses. Notwithstanding any other provision in this Agreement, the Patent License shall terminate immediately upon ETI ceasing to be a Subsidiary of NTL.

(b) Subject to the other sections of this Article VI, any termination of the licenses and rights granted to one Party and its Subsidiaries under the Patent License shall not affect the licenses and rights granted to the other Party and its Subsidiaries.

(c) Notwithstanding the foregoing provisions of this Section 6.11, the Patent Licenses shall, for the patents owned or by a party, terminate as provided for in Section 6.11(a) or ten years from the Effective Date, whichever is later.

Section 6.12.  Changes to Subsidiaries.
               ------------------------

(a) New Subsidiaries.  Any rights or license granted under this Article VI to a
    -----------------
    corporation or other legal entity which becomes a Subsidiary of a Party at a date later than the Effective Date shall become effective as of the date upon which such corporation or other legal entity becomes a Subsidiary of such Party.

(b) Former Subsidiary.  When a Subsidiary of either ETI or NTL ceases to be a
    ------------------
    Subsidiary and holds any Patent under which a Grantee is licensed pursuant to the Patent License, such Grantee shall be entitled to exercise such rights and licenses for the full term of the Patent (or for that part of the term that the Grantor has the right to grant such rights and licenses).
    When a Subsidiary of ETI or NTL ceases to be a Subsidiary of such Party, any license granted to such Subsidiary in or pursuant to the Patent License shall terminate on the date that such Subsidiary ceases to be a Subsidiary.

Section 6.12.  Restraint on Claims.  Each Grantor undertakes not to assert any
               --------------------
claim for Patent infringement with respect to use and maintenance of Licensed Products against any end user, customer or distributor of Grantee, or any subsequent vendee, lessee, or transferee to the extent the Licensed Products have been acquired from Grantee after the Effective Date and are used for the purpose for which they predominantly have been made (without modification or amendment).

Section 6.13. Patent License Limitations.  Neither Party makes any
              --------------------------
representations, extends any conditions or warranties of any kind or assumes any responsibility whatever with respect to the Patent Licenses other than the licenses, rights and representations expressly granted in this Article VI; in particular, unless the Parties or their Subsidiaries have expressly agreed otherwise, neither Grantor warrants that Licensed Products made, used, sold, disposed of, leased or licensed for use by Grantee, or Licensed Services provided by Grantee, do not infringe Patents or other intellectual property rights of third parties.

                                  ARTICLE VII
                          COORDINATION OF CONTRACTING
                          ---------------------------

Section 7.01 Compliance with Nortel Policies.  For so long as ETI remains a
             --------------------------------
Subsidiary of NTL, Entrust shall not take any action or enter into any commitment or agreement which may reasonably be anticipated based on notice from Nortel to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by any Nortel Entity of (i) any provisions of applicable law or regulation, (ii) any provision of NTL's certificate of incorporation or bylaws, (iii) any credit agreement or other material instrument binding upon Nortel, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over Nortel or any of its assets.

Section 7.02. Nortel Global Agreements. For so long as ETI remains a Subsidiary
              ------------------------
of NTL, Entrust may purchase goods and services under agreements concluded by Nortel for the benefit of Subsidiaries of NTL. Entrust shall comply in all material respects with the obligations required of it under such agreements for so long as Entrust benefits from those agreements.

                                  ARTICLE VIII
                             INFORMATION EXCHANGES
                             ---------------------

Section 8.01. Information. Subject to applicable law and privileges, each Party
              -----------
shall, to the extent legally permitted, provide the other Party with all information regarding itself and transactions under this Agreement that the other Party reasonably believes are required: (a) for the other Party to obtain the benefits provided for herein, and (b) to comply with the provisions of
Section 7.01 and all applicable federal, state, county and local laws, ordinances, regulations and codes, including, but not limited to, securities laws and regulations.

Section 8.02. Confidential Information. Entrust and Nortel shall hold in trust
              ------------------------
and maintain confidential all Confidential Information relating to the other Party. "Confidential Information" shall mean all information disclosed by either
        ------------------------
Party to the other in connection with this Agreement whether orally, visually, in writing or in any other tangible form, and includes, but is not limited to, technical, scientific, economic and business data, business plans, and the like, but shall not include (i) information which becomes generally available other than by release in violation of the provisions of this Section 8.01, (ii) information which becomes available on a non-confidential basis to a Party from a source other than the other Party, provided the Party in question reasonably believes that such source is not or was not bound to hold such information confidential, (iii) information acquired or developed independently by a Party without violating this Section 8.02 or any other confidentiality agreement with the other Party and (iv) information that any Party reasonably believes it is required to disclose by law, provided that it first notifies the other Party of such requirement and allows such Party a reasonable opportunity to seek a protective order or other appropriate remedy to prevent such disclosure. Without prejudice to the rights and remedies of either Party, a Party disclosing any Confidential Information to the other Party in accordance with the provisions of this Agreement shall be entitled to equitable relief by way of an injunction if the other Party breaches or threatens to breach any provision of this Section 8.02.

Section 8.03.  Information Exchanges.  The disclosing Party makes no
               ----------------------
representations, does not warrant, and shall have no liability whatsoever in respect of any information disclosed by it pursuant to this Agreement.

                                   ARTICLE IX
                               OTHER COOPERATION
                               -----------------

Section 9.01.  Cogent.  NTL acknowledges that the agreement between NTL and
              --------
Nortel Limited dated 17 March 1995 as set forth in Exhibit E (the "Cogent Agreement") shall be terminated by NTL, without liability to Entrust, except that Entrust shall, for reasonable consideration from Nortel, make all commercially reasonable efforts to assist Nortel to perform, in accordance with the terms of the Cogent Agreement, any agreement made or any bid submitted pursuant to the Cogent Agreement prior to the Effective Date.

Section 9.02. PDSO.  Entrust acknowledges that NTL will be holding inventory of
              -----
PDSO as of the Effective Date. Entrust shall, to the extent it requires further PDSO equipment endeavor to acquire such equipment from NTL, subject to the negotiation in good faith of commercially reasonable terms and condition of supply.

                                   ARTICLE X
                              TERM AND TERMINATION
                              --------------------

Section 10.01. Term. Except as otherwise provided in this Agreement, this
               ----
Agreement shall terminate on the later of (i) the third anniversary of the Effective Date or (ii) the date on which ETI ceases to be a Subsidiary of NTL.

Section 10.02. Termination.
               -----------

(a)  Termination for Cause.  In the event of any  material breach of this
     ----------------------
    Agreement by either Nortel or Entrust, the non-breaching Party may terminate this Agreement by giving sixty (60) days' prior written notice to the other Party; provided, however, that this Agreement shall not terminate if the other Party has cured the breach prior to the expiration of such 60-day period, or if such breach can not be cured within such sixty 60-day period, the other Party has initiated actions to cure such breach within such sixty 60-day period, and thereafter cures such breach as soon as reasonably practical.

(b) Termination for Insolvency.  Either Party may terminate this Agreement in
    --------------------------
    the event the other Party: (i) admits in writing its inability to pay its debts generally as they become due; (ii) commits an act of bankruptcy, (iii) files a notice of intention to make a proposal under the Bankruptcy and Insolvency Act, commences proceedings under the Companies' Creditors Arrangement Act, or otherwise seeks a reorganization, adjustment or composition under applicable bankruptcy laws or any other similar law or statute of any relevant jurisdiction; (iv) enters into an assignment, arrangement or composition for the benefit of its creditors; or (v) consents to the appointment of a receiver or receiver-manger of itself or of the whole or any substantial part of its property.

Section 10.03. Effect of Termination.
               ---------------------

When this Agreement expires or terminates, the following provisions shall remain in effect:

(a)  NTL Technology.  the provisions of Article II shall survive until they
     ---------------
     expires in accordance with the provisions of Section 2.01 unless this Agreement is terminated for cause pursuant to Section 10.02 arising from breach of Article II;

(b)  Enterprise License, Reseller Agreement and Source Code License.  the
     ---------------------------------------------------------------
     Enterprise License, Reseller Agreement and Source Code License shall survive for the term provided therein subject to any right of early termination provided therein;

(c)  Patent Licenses.  the provisions of Article VI shall survive until
     ----------------
     expiration in accordance with the provisions of Article VI, unless this Agreement is terminated for cause pursuant to Section 10.02 arising from breach of Article VI; and

(d)  Other Provisions.  the provisions of Articles VIII, XI and XII shall
     -----------------
     survive any termination.

                                   ARTICLE XI
                              LIMITS OF LIABILITY
                              -------------------

Section 11.01. Enterprise License, Reseller Agreement, Source Code License.  The
               ------------------------------------------------------------
liability of either Party arising from breach of either the Enterprise License, the Reseller Agreement or the Source Code License shall be governed exclusively by the terms of the applicable agreement or license.

Section 11.02. No Other Obligations.  Neither Party makes any representations,
               --------------------
extends any conditions or warranties of any kind or assumes any responsibility whatever except as expressly provided herein.

Section 11.03. Limitation on Types of Damages.  Except for breach of Article
               -------------------------------
VIII and for Article XII, in no event shall either Party be liable to the other Party for any indirect, incidental and/or consequential damages resulting from a breach of this agreement, including without limitation lost business, lost savings, and lost profits even if the breaching Party has been advised of the possibility of the occurrence of such damages. In no event shall either Party be liable for any special or punitive damages arising from breach of this Agreement.

Section 11.04. Monetary Limit.  For any cause of action arising under this
               ---------------
Agreement, Nortel's liability to Entrust, and Entrust's liability to Nortel shall not exceed U.S.$5,000,000. Notwithstanding the foregoing, each of Nortel's and Entrust's liability to the other Party for breach of Article II shall not exceed U.S.$10,000,000.

                                  ARTICLE XII
                                 MISCELLANEOUS
                                 -------------

Section 12.01. Notices. All notices authorized or required to be given pursuant
               -------
to this Agreement shall be given in writing and either personally delivered to the Party to whom it is given or delivered by an established delivery service by which receipts are given or mailed by registered or certified mail, postage prepaid, or sent by electronic telecopier, addressed to the Party at the following addresses. Any Party may change its address for the receipt of notices at any time by giving notice thereof to the other Party, in which event this Agreement shall be amended accordingly.

(a)  If to NTL:  Northern Telecom Limited
                 8200 Dixie Road, Suite 100
                 Brampton,  Ontario
                 L6T 5P6
                 Attention:  Corporate Secretary

                 Fax No.:  905 863 8425

(b)  If to ETI:  Entrust Technologies Inc.
                 2 Constellation Court
                 Nepean,  Ontario
                 K2G 5J9
                 Attention: President
                 copy:  Secretary

Section 12.02. Entire Agreement. This Agreement embodies the complete Agreement
               ------ ---------
and understanding of Entrust and NTL with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof.

Section 12.03. Modification. No change or modification of this Agreement shall
               -------------
be of any force unless such change or modification is in writing and has been signed by the duly authorized representatives of the Parties hereto.

Section 12.04. Waivers. No waiver of any breach of any of the terms of this
               --------
Agreement shall be effective unless such waiver is in writing and signed by the Party against which such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

Section 12.05. Severability. If any provision of this Agreement shall be held to
               ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.06. Governing Law. This Agreement shall be governed by and be
               --------- ----
construed in accordance with the laws of the Province of Ontario, Canada.

Section 12.07. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE
               ------ -- ---- -----
ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 12.08. Limitation on Rights of Others. No person other than a Party
               ---------- -- ------ -- -------
shall have any legal or equitable right, remedy or claim under or in respect of this Agreement.

Section 12.09. Assignment, etc.  Each Party's rights under this Agreement are
               ----------------
personal to that Party and that Party shall not assign, sublet or otherwise transfer any right or interest under this Agreement to anyone, without the prior written consent of the other Party, which shall not be unreasonably withheld. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the Parties hereto and their respective heirs, administrators, executors, successors, and permitted assigns.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their authorized representatives.

NORTHERN TELECOM LIMITED                    ENTRUST TECHNOLOGIES INC.

By:  /s/ Peter W. Currie                    By:  /s/ John A. Ryan

Name:  Peter W. Currie                      Name:  John A. Ryan

Title:  Senior Vice President and           Title:  President
        Chief Financial Officer

By:  /s/ David D. Archibald

Name:  David D. Archibald

Title:  Vice President and Deputy
        General Counsel